================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  August 8, 2005

                              INNOTRAC CORPORATION
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Georgia
--------------------------------------------------------------------------------
                  (State or Other Jurisdictionof Incorporation)

         000-23741                                        58-1592285
--------------------------------------------------------------------------------
  (Commission File Number)                     (IRS Employer Identification No.)

      6655 Sugarloaf Parkway
          Duluth, Georgia                                      30097
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                     (Zip Code)

                                 (678) 584-4000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On August 8, 2005, Innotrac Corporation ("Innotrac") issued a press release to announce its financial results for the second quarter of 2005. A copy of the press release is attached as Exhibit 99.1.

     The information in this Report, including the Exhibit attached hereto, is furnished solely pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

            (c)  Exhibits

    Exhibit No.                            Description
    ------------    -----------------------------------------------------------
       99.1         Innotrac Corporation press release dated August 8, 2005,
                    announcing Innotrac's financial results for the second quarter of 2005 (furnished pursuant to Item 2.02 of this Form 8-K).

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               INNOTRAC CORPORATION


                                               /s/ Scott D. Dorfman
                                               ---------------------------------
                                               Scott D. Dorfman
                                               Chairman, President, and
                                               Chief Executive Officer

Date:  August 8, 2005